Lazard Global Total Return & Income Fund, Inc.
Investment Overview

Dear Shareholders,

We are pleased to present this first quarter report for Lazard Global Total Return & Income Fund, Inc. (“LGI” or the “Fund”), for the period ended March 31, 2005. Lazard Global Total Return & Income Fund, Inc. is a diversified closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on April 28, 2004. Its ticker symbol is “LGI.”

With almost a year of performance, we are pleased with the returns that have been generated by LGI on its investments, since inception, and are confident that the Fund has provided investors with attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management.

Portfolio Update (March 31, 2005)

For the quarter ended March 31, 2005, the Fund’s performance, as measured by the Net Asset Value per share (“NAV”), fell –1.9%, while the Morgan Stanley Capital International (MSCI) World®Index fell –1.1% . While the Fund underperformed the Index in this period, LGI’s prior performance had been very strong such that the since-inception (eleven month period) NAV increase of 15.4% compares very favorably with the Index return of 10.0% . Shares of LGI ended the first quarter with a closing market price of $18.76, representing a 10.6% discount to the Fund’s NAV. The Fund’s net assets were $201.7 million as of March 31, 2005, with total leveraged assets of $299.7 million, representing 32.7% leverage.

We believe that LGI’s investment thesis remains sound, and are encouraged by the significant since-inception out-performance of the NAV return relative to the MSCI World Index. For the first quarter of 2005, the global equity portfolio underperformed the Index slightly, while the smaller, short duration currency and debt portfolio also declined moderately. Conversely, since inception, the global equity portfolio has moderately outperformed the Index while the currency and debt portfolio has performed even more strongly, contributing significantly to LGI’s overall returns.

As of March 31, 2005, approximately 66% of the Fund’s total leveraged assets consisted of global equities and 34% consisted of emerging market currency and debt instruments.

Declaration of Dividends

Pursuant to LGI’s level distribution policy, the Fund’s Board of Directors declared a monthly dividend distribution of $0.1042 per share on the company’s outstanding stock. This distribution level represents an annualized market yield of 6.7%, based on the share price of $18.76 at the close of the NYSE trading on March 31, 2005. The Fund’s first monthly dividend was paid on July 23, 2004 and since then, LGI has consistently paid out this level rate of $0.1042 per share.

Additional Information

Please note that available on www.LazardNet.com, are frequent updates on the Fund’s performance, press releases, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics. You may also reach us by phone at 1-800-828-5548.

On behalf of Lazard Asset Management, we thank you for your investment in the Lazard Global Total Return & Income Fund and look forward to continuing to serve your investment needs in the future.

Message from the Portfolio Manager Global Equity Portfolio (66.1% of total leveraged assets)

The Fund’s equity portfolio is invested primarily in 35 to 45 equity securities of large, well-known global companies with strong financial productivity and attractive valuations. Examples include GlaxoSmithKline, a global, research-based pharmaceutical company based in the United Kingdom; Home Depot, a U.S.-based company that operates warehouse-style stores selling building materials, home improvement supplies, and lawn and garden products; Nokia Corp., the Finnish manufacturer of mobile telephones, enhanced communicators, entertainment and gaming devices, and media and imaging telephones; and Total SA, the French-based energy

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (continued)

supplier that explores for, produces, refines, transports, and markets oil and natural gas.

The companies in whose stocks we are invested are all based in developed-market regions around the world. As of March 31, 2005, 41.1% of these stocks were based in North America, 31.0% were from continental Europe (not including the U.K.), 22.0% were from the U.K., and 5.9% were from Japan. LGI is similarly well diversified across a number of industry sectors. The top two sectors, by weight, at the end of March 2005, were financials (28.9%), which includes banks, insurance companies, and financial services companies, and consumer staples (15.3%), a sector that includes companies that manufacture food, beverages, tobacco, and household products. Other sectors include consumer discretionary, energy, health care, industrials, information technology, and telecommunications services.

Global Equity Market Review

Global markets ended the first quarter of 2005 essentially flat, in local currency terms. However, returns in U.S. dollars were depressed due to a rebound in the U.S. dollar. During the March Federal Open Market Committee meeting, the U.S. Federal Reserve cited increasing inflationary pressures and evidence of pricing power, which led investors to believe that more aggressive monetary tightening might lie ahead. This renewed fear of inflation hurt most cyclical stocks, especially commodity producers. Economic news from Japan was disappointing, with retail sales numbers and industrial production declines causing Japanese stocks to lag. On a regional basis, most other Asian markets lagged modestly, as did the United States, while Europe outperformed. From a sector perspective, defensive stocks, such as consumer staples and utilities, held up while pharmaceutical stocks did not. Overall, technology lagged, but semiconductor stocks were strong as the outlook for demand improved. Energy was the best performing sector as the price of oil rebounded, ending the quarter slightly off its 2004 peak.

What Helped and What Hurt LGI

During the quarter, stock selection in telecom services helped performance as Vodafone, one of the Fund’s U.K. holdings, held up well while many U.S. telecom companies fell sharply. Conversely, health care detracted from performance, as the test trials for Schering AG’s (a German-based pharmaceutical company) experimental cancer drug were less positive than had been expected, delaying the regulatory filing. However, Schering maintains a strong pipeline of new drugs and is improving margins through aggressive cost cutting. Stock selection in energy also hurt performance as U.S. energy companies outperformed their foreign counterparts. However, the portfolio management team remains increasingly more positive on overseas energy companies, based on their lower valuations and stronger production growth.

Emerging Market Currency and Debt Portfolio (33.9% of total leveraged assets)

The Fund also seeks enhanced income through investments in high yielding, short duration1 (typically, below one year) emerging market forward currency contracts and local currency debt instruments. As of March 31, this portfolio consisted primarily of forward currency contracts (95.9%) with a smaller allocation to sovereign debt obligations (4.1%) . The average duration of the emerging market currency and debt portfolio was approximately 2.3 months as of the end of the first quarter of 2005, with an average credit rating2 of A+.

The Fund’s emerging market currency and debt holdings are highly diversified across 25 countries within Eastern Europe (32.6%), Asia (29.8%), Latin America (12.6%), the Middle East (8.8%), Africa (8.7%), and the Commonwealth of Independent States and the Baltic countries (7.5%) .

Emerging Market Currency and Debt Market Review The global capital markets experienced marked volatility during the first quarter of 2005. This was particularly pronounced surrounding U.S. policy and data releases during the latter half of the quarter. The market’s attention appears to have shifted from structural global imbalances, to the near-term prospects of more aggressive U.S. interest-rate action (serving to entice capital from abroad). This led to short covering of leveraged positions as financing costs increased alongside a decline in the market’s risk appetite.

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (continued)

Market liquidity contracted in March following a more hawkish expression of concern from the U.S. Fed over rising inflationary pressures. Correlations rose within Eastern Europe, which we attribute to the shared Eurozone trade links, as well as to the presence of levered investors, particularly in Hungary, Poland, and the less liquid Slovakian local money market. However, a few of the less liquid, frontier markets, including Romania, Ghana, and the Philippines, where the Fund’s emerging market currency and debt portfolio has investments, held firm on domestic fundamental flows, despite the externally-driven noise. Evidence of March’s decline in risk appetite was seen in wider spreads, weaker equity markets, commodity-price volatility, and the rebound of the U.S. dollar. Notably, the U.S. dollar experienced its best quarterly performance since 2001, strengthening by over 4% against both the euro and Japanese yen.

Some of the related gyrations in emerging market currencies have followed a multi-month period of unusually large foreign portfolio inflows, notable from yield-seeking crossover investors. We noted last quarter, that the record pace of gains in emerging market currencies and debt during the second half of 2004 was cause for caution. However, despite the current negative psychology in the market, the balance of payments and record foreign exchange reserve positions in most emerging market countries remains quite supportive of local currency stability, and we remain confident in the portfolio’s positions.

What Helped and Hurt LGI

The emerging market currency and debt portfolio had a significant allocation to the best-performing local currency markets of Turkey, Romania, Brazil, and the Philippines, which contributed to performance during the quarter. Turkish money market returns were augmented by the portfolio’s yield curve positioning in 1 to 1.5 year tenors of the domestic debt market. Continued avoidance of two significant losers, the South African rand and Chilean peso, also helped. Within Asia, the Fund held no exposure to the negative money market returns from Hong Kong, Singapore or China.

Sizable regional exposure to Eastern Europe detracted from performance, as several core positions in Poland, Slovakia, and Slovenia underperformed against both the euro and the U.S. dollar. In Asia, the portfolio’s Indonesian rupiah exposure failed to perform as expected. Skyrocketing oil prices had a negative impact on domestic sentiment and drove local corporations to purchase U.S. dollars, which pressured the Indonesian rupiah to weaker levels. Local sentiment has failed to improve, despite the Indonesian Central Bank’s intervention to stem the rupiah’s losses and despite Altria’s $5.2 billion bid for HM Sampoerna signifying future investment inflows. Higher official interest rates to reign in oil price-driven inflationary pressures and to support the rupiah appear in order. However, the portfolio management team maintains its high conviction and anticipates a sharp near-term recovery on official policy moves in Indonesia.

Past performance is not indicative of future results.
1	A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

2	Source: S&P, Moody’s and Fitch. Ratings for the forward currency contracts represent the counterparty credit rating. Ratings for the bonds represent the bond issuer rate.

Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in the Fund at the time you receive this letter, or that securities sold will not have been repurchased. The specific portfolio securities identified do not represent all of the securities purchased or sold, and may, in aggregate, represent only a small percentage of the Fund's holdings. It should not be assumed that investments in the securities identified and discussed were, or will be, profitable, or that the investment decisions we make in the future will be profitable, or equal the investment performance of the securities discussed herein. The views and opinions expressed are those of the portfolio managers, are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts.

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LGI and MSCI World Index* (unaudited)

Total Return Information* (unaudited)
For the period ended March 31, 2005
Since
Inception**

Market Price	(1.33)%
Net Asset Value	15.41
MSCI World Index	9.92

*	All returns reflect reinvestment of distributions. Past performance is not indicative, nor a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The MSCI World Index represents market value-weighted average returns of selected securities listed on the stock exchanges of Europe, Australasia and Far East, New Zealand, Canada, and the United States.
Returns for period of less than one year are not annualized.
**	The Fund’s inception date was April 28, 2004.

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (concluded)

Ten Largest Equity Holdings (unaudited)
March 31, 2005
		Percentage of
Security	Value	Net Assets

GlaxoSmithKline PLC ADR	$7,907,424	3.92%
Exxon Mobil Corp.	7,640,720	3.79
Johnson & Johnson	7,004,788	3.47
Total SA Sponsored ADR	6,811,063	3.38
Microsoft Corp.	6,782,102	3.36
General Electric Co.	6,671,100	3.31
Credit Suisse Group Sponsored ADR	6,428,560	3.19
Bank of America Corp.	6,094,620	3.02
HSBC Holdings PLC Sponsored ADR	6,058,220	3.01
Nokia Oyj Sponsored ADR	6,048,560	3.00

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments
March 31, 2005 (unaudited)

Description	Shares	Value

Common Stocks—98.7%

Finland—3.0%
Nokia Oyj Sponsored ADR (c)	392,000	$6,048,560

France—7.3%
Societe Generale Sponsored ADR (d)	201,300	4,185,027
Total SA Sponsored ADR (d)	58,100	6,811,063
Vivendi Universal SA Sponsored ADR	124,800	3,818,880

Total France		14,814,970

Germany—3.9%
Schering AG ADR (d)	56,800	3,794,240
Siemens AG Sponsored ADR (d)	50,600	4,000,436

Total Germany		7,794,676

Italy—2.3%
Eni SpA Sponsored ADR (d)	35,700	4,646,712

Japan—5.9%
Canon, Inc. Sponsored ADR (d)	69,000	3,698,400
Kao Corp. Sponsored ADR (d)	15,400	3,541,076
Nomura Holdings, Inc. ADR (c), (d) .	332,600	4,609,836

Total Japan		11,849,312

Netherlands—2.8%
Heineken NV ADR (c), (d)	163,750	5,677,212

Switzerland—11.1%
Credit Suisse Group
Sponsored ADR (c), (d)	150,200	6,428,560
Nestle SA Sponsored ADR (d)	57,400	3,928,456
Novartis AG ADR (c), (d)	82,800	3,873,384
Swiss Re Sponsored ADR (d)	55,200	3,955,080
UBS AG (d)	51,000	4,304,400

Total Switzerland		22,489,880

United Kingdom—21.8%
Barclays PLC Sponsored ADR (c), (d)	135,300	5,606,832
BP PLC Sponsored ADR (c)	69,600	4,343,040
Cadbury Schweppes PLC
Sponsored ADR (d)	112,700	4,586,890
Diageo PLC Sponsored ADR (d)	101,100	5,752,590
GlaxoSmithKline PLC ADR (c), (d)	172,200	7,907,424
HSBC Holdings PLC
Sponsored ADR (c), (d)	76,300	6,058,220
Unilever PLC Sponsored ADR (d)	95,500	3,820,000
Vodafone Group PLC
Sponsored ADR (c)	219,100	5,819,296

Total United Kingdom		43,894,292

United States—40.6%
Bank of America Corp. (c)	138,200	6,094,620
Cisco Systems, Inc. (a)	220,400	3,942,956
Citigroup, Inc. (c)	116,000	5,213,040
Exxon Mobil Corp. (c)	128,200	7,640,720
First Data Corp.	84,300	3,313,833
General Electric Co. (c)	185,000	6,671,100
Golden West Financial Corp.	31,200	1,887,600
International Business
Machines Corp. (c)	42,600	3,892,788
Johnson & Johnson (c)	104,300	7,004,788
JPMorgan Chase & Co.	148,896	5,151,802
Microsoft Corp.	280,600	6,782,102
Oracle Corp. (a), (c)	477,000	5,952,960
Pfizer, Inc.	103,500	2,718,945
The Coca-Cola Co.	74,200	3,091,914
The Home Depot, Inc.	107,600	4,114,624
United Technologies Corp.	44,000	4,473,040
Wells Fargo & Co.	67,000	4,006,600

Total United States		81,953,432

Total Common Stocks
(Identified cost $186,547,982)		199,169,046

See Notes to Portfolio of Investments.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2005 (unaudited)

Description	Principal Amount (000)	Value

Foreign Government
Obligation—2.1%

Turkey—2.1%
Turkey Government Bond,
0.00%, 05/24/06
(Identified cost $4,338,071) (e), (f)	6,871	$4,206,497

Collateral for Securities
on Loan—23.1%
State Street Navigator Securities
Lending Prime Portfolio, 2.79%
(Identified cost $46,543,602)
(g), (h)	$46,543	$46,543,602

Total Investments
(Identified cost $237,429,655) (b)	123.9%	$249,919,145
Liabilities in Excess of Cash
and Other Assets	(23.9)	(48,264,307)

Net Assets	100.0%	$201,654,838

See Notes to Portfolio of Investments.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2005 (unaudited)

Forward Currency Contracts open at March 31, 2005:

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation

ARS	04/26/05	3,105,441	$1,061,000	$1,058,811	$—	$2,189
ARS	02/23/06	2,940,745	986,000	960,727	—	25,273
BRL	04/05/05	3,406,032	1,116,000	1,278,540	162,540	—
BRL	04/28/05	1,811,040	588,000	673,424	85,424	—
BRL	05/09/05	1,089,027	359,000	403,247	44,247	—
BRL	05/10/05	8,592,766	2,821,000	3,180,549	359,549	—
BRL	05/12/05	3,160,119	1,039,000	1,168,815	129,815	—
BRL	09/28/05	2,907,714	986,000	1,018,010	32,010	—
COP	09/06/05	1,028,340,000	435,000	426,048	—	8,952
COP	09/07/05	3,806,196,000	1,603,960	1,576,717	—	27,243
CZK	04/11/05	23,279,182	1,052,000	1,010,019	—	41,981
EGP	05/16/05	3,367,084	574,000	574,423	423	—
EGP	06/09/05	3,132,920	536,000	531,578	—	4,422
EGP	06/17/05	3,679,650	629,000	623,213	—	5,787
EGP	08/17/05	3,460,275	585,000	578,088	—	6,912
EGP	09/06/05	3,262,320	552,000	542,599	—	9,401
EGP	09/08/05	2,677,230	453,000	445,088	—	7,912
EGP	12/15/05	3,296,710	553,000	536,726	—	16,274
EGP	02/28/06	5,443,460	908,000	872,513	—	35,487
GHC	04/04/05	5,086,900,000	559,000	561,706	2,706	—
GHC	04/21/05	2,562,720,000	281,000	280,523	—	477
GHC	05/04/05	5,086,900,000	555,642	552,634	—	3,008
GHC	05/23/05	4,368,920,000	479,574	468,032	—	11,542
HRK	04/28/05	15,180,095	2,649,000	2,656,500	7,500	—
HRK	05/04/05	5,988,631	991,085	1,047,696	56,611	—
HRK	05/31/05	8,296,410	1,455,000	1,449,446	—	5,554
HRK	06/07/05	2,636,030	460,000	460,242	242	—
IDR	04/07/05	3,249,190,000	349,000	343,103	—	5,897
IDR	04/11/05	17,724,420,000	1,890,000	1,871,639	—	18,361
IDR	05/09/05	2,079,921,000	223,000	219,633	—	3,367
IDR	05/10/05	17,743,320,000	1,890,000	1,873,635	—	16,365
IDR	06/10/05	3,478,110,000	382,000	367,277	—	14,723
IDR	06/20/05	23,893,634,000	2,542,417	2,523,087	—	19,330
IDR	06/21/05	894,615,000	95,000	94,468	—	532
ILS	04/04/05	2,625,002	597,216	602,019	4,803	—
ILS	05/04/05	3,007,317	688,000	689,302	1,302	—
ILS	05/05/05	9,476,000	2,000,000	2,171,936	171,936	—
ILS	05/09/05	4,813,152	1,108,000	1,103,107	—	4,893
INR	04/15/05	6,784,050	147,000	155,241	8,241	—
INR	05/04/05	172,298,930	3,960,895	3,938,886	—	22,009
INR	06/03/05	41,015,350	929,000	936,359	7,359	—
INR	06/17/05	42,395,100	957,000	967,292	10,292	—
INR	09/08/05	9,056,250	207,000	205,998	—	1,002
KRW	06/08/05	1,581,635,500	1,523,000	1,556,381	33,381	—
KRW	06/21/05	2,488,380,000	2,481,185	2,448,542	—	32,643
KRW	07/07/05	125,700,000	120,000	123,690	3,690	—
KZT	04/18/05	34,397,000	265,000	259,710	—	5,290
KZT	04/29/05	63,969,408	484,617	483,285	—	1,332
KZT	05/16/05	37,720,875	291,000	285,221	—	5,779
MAD	04/14/05	21,831,292	2,512,087	2,552,084	39,997	—
MXN	04/11/05	11,925,828	1,028,000	1,064,251	36,251	—

See Notes to Portfolio of Investments.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (concluded)
March 31, 2005 (unaudited)

Forward Currency Contracts open at March 31, 2005 (concluded):

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation

MXN	04/11/05	10,896,869	$958,135	$972,427	$14,292	$—
PEN	04/29/05	1,674,098	514,000	513,364	—	636
PHP	05/23/05	55,029,000	1,019,622	996,757	—	22,865
PHP	06/13/05	129,601,000	2,379,965	2,342,501	—	37,464
PLN	04/07/05	14,688,223	4,705,652	4,672,692	—	32,960
PLN	04/29/05	2,913,000	914,571	924,925	10,354	—
PLN	05/24/05	5,409,779	1,769,000	1,714,307	—	54,693
ROL	04/07/05	14,915,684,000	529,000	527,272	—	1,728
ROL	04/08/05	15,848,400,000	562,000	560,167	—	1,833
ROL	04/19/05	55,672,150,000	1,999,000	1,964,811	—	34,189
ROL	05/03/05	44,747,316,000	1,503,000	1,576,304	73,304	—
ROL	07/13/05	49,359,776,000	1,774,000	1,724,339	—	49,661
ROL	07/13/05	17,198,014,400	618,100	600,797	—	17,303
RUB	04/26/05	33,615,880	1,198,000	1,205,947	7,947	—
RUB	06/10/05	99,755,000	3,550,000	3,575,393	25,393	—
RUB	09/08/05	9,314,660	332,216	333,365	1,149	—
RUB	12/15/05	39,907,858	1,394,405	1,419,664	25,259	—
SIT	04/14/05	680,903,940	3,623,757	3,688,847	65,090	—
SIT	04/28/05	30,482,820	166,500	165,099	—	1,401
SIT	05/16/05	237,221,400	1,326,000	1,284,533	—	41,467
SKK	04/11/05	7,486,250	265,000	251,541	—	13,459
SKK	04/22/05	82,828,600	2,875,993	2,783,640	—	92,353
SKK	04/25/05	118,442,873	4,031,000	3,980,758	—	50,242
THB	04/07/05	6,647,000	170,000	169,955	—	45
THB	04/18/05	41,398,300	1,060,000	1,058,699	—	1,301
THB	04/25/05	99,768,480	2,582,000	2,551,732	—	30,268
THB	05/09/05	4,144,500	108,000	106,011	—	1,989
THB	05/24/05	6,928,200	180,000	177,214	—	2,786
THB	06/07/05	4,144,500	108,000	106,011	—	1,989
THB	06/13/05	117,733,500	3,078,000	3,011,472	—	66,528
TRY	04/11/05	5,683,471	4,381,000	4,189,900	—	191,100
TRY	04/18/05	2,025,216	1,536,000	1,488,836	—	47,164
TWD	06/16/05	59,853,040	1,864,000	1,916,299	52,299	—
TWD	06/23/05	36,473,130	1,143,000	1,168,361	25,361	—
TZS	06/15/05	289,900,000	260,000	256,950	—	3,050

Total Forward Currency Purchase Contracts			$105,416,594	$105,752,950	$1,498,767	$1,162,411

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Sale Contracts	Date	Currency	Date	Value	Appreciation	Depreciation

BRL	04/05/05	1,393,272	$523,000	$523,000	$—	$—
GHC	04/04/05	5,086,900,000	559,615	561,706	—	2,091
ILS	04/04/05	2,625,002	600,893	602,019	—	1,126
INR	06/17/05	42,056,200	958,000	959,559	—	1,559
MXN	04/11/05	11,238,000	1,006,421	1,002,869	3,552	—
TRY	04/11/05	5,683,471	4,277,467	4,189,900	87,567	—
TRY	04/18/05	934,332	686,000	686,873	—	873

Total Forward Currency Sale Contracts			$8,611,396	$8,525,926	$91,119	$5,649

Gross unrealized appreciation/depreciation on Forward Currency Contracts					$1,589,886	$1,168,060

See Notes to Portfolio of Investments.

Lazard Global Total Return & Income Fund, Inc.
Notes to Portfolio of Investments
March 31, 2005 (unaudited)

(a)	Non-income producing security.

(b)	For federal income tax purposes, the aggregate cost was $237,429,655, aggregate gross unrealized appreciation was $17,562,882, aggregate gross unrealized depreciation was $5,073,392 and the net unrealized appreciation was $12,489,490.

(c)	Segregated security for forward currency contracts.

(d)	Security or portion thereof is out on loan.

(e)	Principal amount denominated in respective country’s currency.

(f)	Zero coupon security.

(g)	Rate shown reflects 7 day yield as of March 31, 2005.

(h)	Represents security purchased with cash collateral received for securities on loan.

Security Abbreviation:

ADR — American Depositary Receipt

Currency Abbreviations:

ARS	— Argentine Peso	MXN	— Mexican Peso
BRL	— Brazilian Real	PEN	— Peruvian New Sol
COP	— Colombian Peso	PHP	— Philippine Peso
CZK	— Czech Koruna	PLN	— Polish Zloty
EGP	— Egyptian Pound	ROL	— Romanian Leu
GHC	— Ghanaian Cedi	RUB	— Russian Ruble
HRK	— Croatian Kuna	SIT	— Slovenian Tolar
IDR	— Indonesian Rupiah	SKK	— Slovenska Koruna
ILS	— Israeli Shekel	THB	— Thai Baht
INR	— Indian Rupee	TRY	— New Turkish Lira
KRW	— South Korean Won	TWD	— New Taiwan Dollar
KZT	— Kazakhstan Tenge	TZS	— Tanzanian Schilling
MAD	— Moroccan Dirham

Lazard Global Total Return & Income Fund, Inc.
Notes to Portfolio of Investments (concluded)
March 31, 2005 (unaudited)

Portfolio holdings by industry (as percentage of net assets):

Industry
Aerospace & Defense	2.2%
Banking	19.1
Brewery	2.8
Business Services & Supplies	1.6
Computer Software.	6.3
Computers & Business Equipment	3.9
Cosmetics & Toiletries.	1.8
Diversified	5.3
Drugs & Health Care	9.1
Financial Services.	7.4
Food & Beverages.	10.5
Insurance	2.0
Medical Products & Services	3.5
Multimedia.	1.9
Oil & Gas.	11.6
Retail	2.0
Semiconductors & Components	1.8
Telecommunications	2.9
Telecommunications Equipment.	3.0

Subtotal	98.7
Foreign Government Obligation	2.1
Collateral for Securities on Loan.	23.1

Total Investments	123.9%

Lazard Global Total Return & Income Fund, Inc.
Dividend Reinvestment Plan
(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your Common Stock will be automatically reinvested by the Plan Agent in additional Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by EquiServe, as dividend disbursing agent.

Under the Plan, the number of shares of Common Stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)	If the Common Stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per Common Share on that date or (ii) 95% of the Common Stock’s market price on that date.

(2)	If the Common Stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Stock may increase before the Plan Agent has com- pleted its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus a $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distribution in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your Common Stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your Common Stock held in a dividend reinvest account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from EquiServe, P.O. Box 43010, Providence, Rhode Island 02940-3010.

Lazard Global Total Return & Income Fund, Inc.
Board of Directors and Officers Information
(unaudited)

	Position(s)	Principal Occupation(s) During Past 5 Years
Name (Age)	with the Fund	and Other Directorships Held

Non-Interested Directors:

John J. Burke (76)	Director	Lawyer and Private Investor; Director, Lazard Alternative
Strategies Fund, LLC; Director, Pacific Steel & Recycling; Director,
Sletten Construction Company; Trustee Emeritus, The University
of Montana Foundation.

Kenneth S. Davidson (59)	Director	President, Davidson Capital Management Corporation; Trustee,
The Juilliard School; Chairman of the Board, Bridgehampton
Chamber Music Festival; Trustee, American Friends of the
National Gallery/London.

William Katz (50)	Director	Retired President and Chief Executive Officer, BBDO New York,
an advertising agency; Retired Director, BBDO Worldwide.

Lester Z. Lieberman (74)	Director	Private Investor; Chairman, Healthcare Foundation of NJ;
Director, Cives Steel Co.; Director, Northside Power Transmission
Co.; Advisory Trustee, New Jersey Medical School; Director,
Public Health Research Institute; Trustee Emeritus, Clarkson
University; Council of Trustees, New Jersey Performing Arts
Center.

Richard Reiss, Jr. (61)	Director	Chairman, Georgica Advisors LLC, an investment manager;
Director, Lazard Alternative Strategies Fund, LLC; Director,
O’Charley’s, Inc., a restaurant chain.

Robert M. Solmson (57)	Director	Director, Colonial Williamsburg Co.; Former Chief Executive
Officer and Chairman, RFS Hotel Investors, Inc.; Former Director,
Morgan Keegan, Inc.; Former Director, Independent Bank,
Memphis.

Interested Directors:

Norman Eig (64)	Chairman of	Private Investor; Senior Adviser of the Investment Manager from
	the Board	January 2005 to April 2005; Chairman of the Investment Manager
from March 2004 to January 2005; previously Co-Chief Executive
Officer of the Investment Manager and Member of the
Management Committee of Lazard Frères & Co. LLC.

Charles Carroll (44)	President and	Deputy Chairman and Head of Global Marketing of the
	Director	Investment Manager.

Lazard Global Total Return & Income Fund, Inc.
Board of Directors and Officers Information (concluded)
(unaudited)

Position(s)
Name (Age)	with the Fund	Principal Occupation(s) During Past 5 Years

Officers:

Nathan A. Paul (32)	Vice President and	Managing Director and General Counsel of the Investment
	Secretary	Manager; Associate at Schulte Roth & Zabel LLP, a law firm, from
September 1997 to October 2000.

Stephen St. Clair (46)	Treasurer	Vice President of the Investment Manager.

John Blevins (40)	Chief Compliance	Senior Vice President and Chief Compliance Officer of the
	Officer	Investment Manager; Director of Compliance for North America,
Citi Asset Management Group, from November 1999 to July
2000.

Brian D. Simon (42)	Assistant Secretary	Senior Vice President of the Investment Manager; Vice President,
Law & Regulation at J. & W. Seligman & Co., from July 1999 to
October 2002.

David A. Kurzweil (30)	Assistant Secretary	Vice President of the Investment Manager; Associate at
Kirkpatrick & Lockhart LLP, a law firm, from August 1999 to
January 2003.

Cesar A. Trelles (30)	Assistant Treasurer	Fund Administration Manager of the Investment Manager;
Manager for Mutual Fund Finance Group at UBS Global Asset
Management, from August 1998 to August 2004.

Lazard Global Total Return & Income Fund, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-828-5548
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Transfer Agent and Registrar
EquiServe Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent
EquiServe, Inc. P.O. Box 43010
Providence, Rhode Island 02940-3010

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112-6300 www.LazardNet.com

This report is intended only for the information
of stockholders or those who have received the
current prospectus covering shares of Common
Stock of Lazard Global Total Return & Income
Fund, Inc. which contains information about
management fees and other costs.

C F 0 3 1 0 1

LAZARD ASSET MANAGEMENT

Lazard Global Total
Return & Income
Fund, Inc.

First Quarter Report

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